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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) July 29, 2004
                                 (July 27, 2004)


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

       0-19289                                           31-1324304
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(Commission File Number)                     (IRS Employer Identification No.)

                518 East Broad Street, Columbus, Ohio 43215-3976
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               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 12: Results of Operations and Financial Condition

         On July 27, 2004, the Company issued a press release disclosing the Company's results of operations for the three-month period ended June 30, 2004 (the "2nd Quarter 2004 Release"). The full text of the 2nd Quarter 2004 Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The Release included a non-GAAP financial measure, net operating earnings per share. Net operating earnings per share differs from GAAP net earnings per share only by the exclusion of realized capital gains and losses, net of applicable federal income taxes, on investment activity for the period being reported. As disclosed in the Release:

         For the three-month period ended June 30, 2004 and 2003, GAAP net earnings were $0.85 per diluted share and $0.21 per diluted share, respectively, while net operating earnings were $0.83 per diluted share and $0.14 for these same respective periods. For the three-month periods ended June 30, 2004 and 2003, the difference between GAAP net earnings per share and net operating earnings per share was $0.02 and $0.07, respectively, of realized capital gains and losses, net of applicable federal income taxes.

         Management uses net operating earnings because it believes this calculation better indicates their Company's operating performance than GAAP net earnings because net operating earnings exclude the sometimes volatile realized capital gains/losses, net of applicable federal income taxes that can produce inconsistent results. Net operating earnings provide a more consistent measure on which to predict future earnings of the Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STATE AUTO FINANCIAL CORPORATION


Date:   July 29, 2004                   /s/ Steven J. Johnston
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                                        Steven J. Johnston
                                        Treasurer and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibit
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   99.1         Press release issued by State Auto Financial Corporation on
                July 27, 2004